Positioned to Deliver Growth &
Enhanced Stockholder Value

Marketing Meetings

April 2008

Investor & Public Relations  | Norelle Lundy, Vice President  |  Nir Grossman, Senior Director  |  713-507-6466  |  ir@dynegy.com

Forward-looking Statements

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-
looking statements.” You can identify these statements, including those relating to
Dynegy’s 2008 financial estimates, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-
looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2007 Form 10-K for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.
Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-
looking statements to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures:  This presentation contains non-GAAP financial measures. Reconciliations of these measures to the most directly comparable
GAAP measures are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our Current Report on Form 8-K filed with the SEC on February 27, 2008, which is available on our website, www.dynegy.com.

Dynegy at a Glance

B / Stable

Credit Rating

500 MM

Share float

$ 135 – 235 MM

2008 Core Free
Cash Flow (2)

~19,000 MW

Generation Capacity

$ 7.0 B

Market Cap (1)

(1) As of April 14, 2008. (2) As provided February 27, 2008. (3) 40% of shares 0/$ held by private equity firm LS Power

~840 MM

Shares outstanding (3)

$ 8.28

Share price (1)

$ 510 -610 MM

2008 Operating

Cash Flow (2)

$ 110 - 170 MM

2008 Net Income (2)

$ 990 – 1,090 MM

2008 EBITDA (2)

DYN

NYSE

Power Industry Overview

End Users

The Power Industry Value Chain

Fuel prices

Demand

Market Rules

Transmission
Constraints

Weather

Season

Energy &
Environmental
Policies

Supply

External Drivers

Dynegy is a pure play
Independent Power Producer
(IPP) that generates electricity
to meet market demand

Fuel Supply

Fuel
Transport

Power
Generation

Power
Transmission

Power
Distribution

9.7

11.3

12.2

13.5

15.5

17.0

16.2

24.3

20.7

16.6

14.7

18.7

17.1

16.7

19.3

21.2

23.3

23.0

0

5

10

15

20

25

30

'94

'95

'96

'97

'98

'99

'00

'01

'02

'03

'04

'05

'06

'07

'08

'09

'10

'11

Supply Tightens, Demand Increases

Overbuild in late 1990s – early
2000s, created oversupply
which should decline as:

Power demand increases at
traditional levels, 1.5% – 3.0%
annually

Barriers to entry create
difficulties to build new assets

Plant retirements continue as
infrastructure ages

National Reserve Margin (1994 – 2011)

Overbuilt

Target range
for reliability

Underbuilt

Source: NERC, Lehman Brothers

Estimates

The Power Sector Today

Significant challenges exist in balancing the needs for:

Affordable electricity for end-users

Reliable and diversified sources of electricity

Environmental stewardship

No single solution exists for this complex global problem

Power industry will require significant capital investment for new electric generation to:

Replace aging, inefficient power plants

Upgrade transmission system to minimize constraints and improve grid reliability

Develop and implement “smart” technology to promote demand-side management

Dynegy is committed to being a part of the solution
to address the country’s future power needs

$0

$2

$4

$6

$8

$10

$16

20

40

60

80

100

120

0

5

10

15

20

25

30

2007

2008

2009

2010

2011

2012

Market Signals & Trends

Increased global demand for commodities
such as oil and gas leads to price volatility

Power prices increase as commodity fuel
prices rise

Reserve Margins

Rising prices and declining reserve margins increase value of Dynegy’s assets

Declining reserve margins as demand
increases and supply tightens

As less efficient facilities come online to meet the
demand, power prices should increase

Absent significant development spending, the
market could enter an underbuilt period, driving
up energy and capacity prices to support new-
build economics

Overbuilt

Underbuilt

MISO

PJM

California

Northeast

PJM Power

Nat. Gas

E. Coal

Estimates

* Source: NYMEX, Brokered Market Indicators

(MMBtu)

($/MWh)

2005

2006

2007

2008

2009

2010

Energy Price Trends*

DYNEGY

EV/MW as a % of Replacement Cost
Sep-98
Mar-99
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08

Replacement Costs

Merchant Enterprise Valuation
as a Percent of Replacement Cost

Historically, enterprise values have
traded at different percentages of
replacement cost

Oversupply leads to lower
percentage of replacement cost

Undersupply leads to merchants
trading close to or above
replacement costs

Tightening reserve margins should
be shifting the slope upward

Given the rise in construction
costs, slope remains relatively flat

Current valuations present
investment opportunities

0%

50%

100%

150%

200%

250%

300%

350%

400%

Since the beginning of 2005, average EV/MW for

the merchants has gone up by 77%.

In the same period, Replacement Cost of the

Merchant Fleet has increased by 37%.

Source: Citi Investment Research

Dynegy Overview

DYNEGY

Operating Facility
Under Construction
Oakland
Moss Landing
Morro Bay
Black Mountain
Griffith
South Bay
Arlington Valley
Rocky Road
Hennepin
Oglesby
Havana
Kendall
Vermilion
Tilton
Wood River
Stallings
Baldwin
Renaissance
Rolling Hills
Riverside
Bluegrass
Plum Point
Heard
Sandy Creek
Casco Bay
Independence
Roseton & Danskammer
Bridgeport
Ontelaunee

Strategically Positioned Portfolio

Dispatch Diversity

Peaking

48%

Intermediate

31%

Baseload

21%

Geographic Diversity

Midwest

49%

Northeast

20%

West

32%

Fuel Diversity

Combined Cycle

31%

Simple Cycle

39%

Total Gas-fired

70%

Coal

23%

Fuel Oil

7%

Note: Plum Point and Sandy Creek are currently under construction.

Located in 14 states –
serving regions that represent
~50% of total U.S. population

19,291 MW

Our Value Creation Strategy

Management will continue to leverage the company’s diverse portfolio and flexible capital structure to create stockholder value

Monetizing assets for higher ROIC

Four asset sales in 2007 with three

closing at or above replacement cost (2)

Allocating capital for future growth

Completed integration of LS Power
assets

Eliminated project debt & cash sweeps
associated with LS Power assets

No significant debt maturities before
2011

Enhancing our diverse portfolio with
high-return development projects

50/50 JV with LS Power supports
development projects

Mix of gas, coal and renewable options
in various stages of permitting process

Development portfolio is primarily
self-funded

Allows flexibility to monetize, build or
operate

Two plants financed, under
construction and on target for
commercial operation

Achieving operational excellence
with ~19,000 MW of generation
capacity

Track record of exceptional
operational and safety performance

93% in-market availability for Midwest
coal fleet

Second best safety record in company

history based on OSHA reporting (1)

Achieved ~90% reductions in SO2 and

NOx since beginning the conversions
of the Midwest coal fleet to Powder
River Basin coal

Transact

Build

       Operate

(1) Based on the OSHA measure of Total Recordable Incident Rate reporting. (2) Sale of Calcasieu closed April 1, 2008.

2008 Generation Gross Margin by Contract Term Length

At Dynegy, this means:

Linking the commercial strategy and capital
structure in order to capture benefits and
mitigate risk through industry cycles

Managing a diversified operating portfolio

Maintaining a flexible capital structure

Minimal debt maturities through market
recovery create additional opportunities

Maintaining a Solid Foundation in a Cyclical Business

Linking Commercial with Capital Strategies

Focus on
core
business

Continuously
evaluate

Respond to
change with
the right
option

Maintain
discipline
throughout
cycles

Recognize
the cycles

Keep
options
open

0%

20%

40%

60%

80%

100%

Midwest

West

Northeast

Aggregated Portfolio

Long-term contracts (5+ yrs)

Medium-term contracts (2-5 yrs)

Short-term sales (0-2 yrs)

+/-$1.00 change in
natural gas results in
+$50MM / -$30MM
change in EBITDA at
50-65% contracted

$45

$58

$63

$570

$1,005

$4

$555

$3,095

$578

0

500

1,000

1,500

2,000

2,500

3,000

3,500

2008

2009

2010

2011

2012

2013

2014

2015

2016+

On balance sheet debt profile = $6.0 B

Debt Maturity Profile (As of 12/31/07, $MM)

Value Drivers

Declines in regional margin reserves
increase capacity utilization and cash flows

Barriers to entry limit new competitive supply

Volatility in natural gas and coal pricing

M&A can add diversification and drive down
overhead costs

Weather

External

Opportunities

Geographic, dispatch and fuel diversity

Operational excellence

Strong balance sheet/cash flow

Locked-in term contracts on coal & rail

Committed, experienced management team

Internal

Strengths

Solid foundation gives Dynegy the stability to weather downturns and capture market opportunities in a cyclical business environment

Investment Proposition

Valuing Dynegy’s Asset Portfolio

$ 17.96

$ 15.24

$ 12.52

$   9.79

Coal/Oil Asset Value ($/KW)

$ 20.68

$ 19.52

$ 18.35

$ 17.19

$ 16.02

$ 14.85

750

$ 16.80

$ 15.63

$ 14.46

$ 13.30

$ 12.13

600

$ 14.07

$ 12.91

$ 11.74

$ 10.57

$   9.41

450

$ 11.35

$ 10.18

$   9.02

$   7.85

$   6.68

300

$   8.63

$   7.46

$   6.30

$   5.13

$   3.96

150

2,750

2,500

2,250

2,000

1,750

1,500

Gas Asset
Value ($/KW)

As value of incumbent assets increases, stock price should follow

Implied Price per Share
based on Asset Valuations

Note: Value excludes current and future development opportunities, assets under construction and associated non-recourse project debt.

Sandy Creek

~$2,600/KW

Plum Point

~$2,800/KW

Calcasieu Peaker

~$160/KW

Cogen Lyondell

~$880/KW

Rockingham

~$235/KW

Current replacement cost estimates:

Coal:  $3,000 – 4,200/KW

Combined Cycle: $800 – 1,200/KW

Simple Cycle: $550 – 900/KW

Significant Opportunity for Value Creation

$971

$155

~$1,040

~$185

~$1,800

~$600

0

200

400

600

800

1,000

1,200

1,400

1,600

1,800

2,000

Core EBITDA Growth Forecast

~$135 – ~$600 MM

cash annually before

discretionary uses

Core Free Cash Flow Forecast

~15%

Average Annual Growth

as markets reach recovery

Forecasting Significant Growth

2007

2008

Market

Recovery

$MM

Core Consolidated
EBITDA

Core Consolidated
Free Cash Flow

2007

2008

Market

Recovery

Note: Annual cash before discretionary uses represents operating cash flows and proceeds from asset sales, less maintenance and consent decree capital expenditures. Actual cash flow may vary materially from this estimate and is dependent on a variety of factors including weather, market conditions and future environmental regulations and refinancing of certain term debt starting in 2011. Market Recovery represents estimates as presented in December 2007.

(1) $185 million represents midpoint Core Free Cash Flow of $135 – 235 million as provided February 27, 2008.

(1)

Value Proposition for Dynegy Investors

Focused on delivering value to investors

Diversified asset base of ~19,000 MW provides downside protection

Value of existing assets continues to rise as barriers to entry limit new supply

Commercial function aligned with capital structure mitigates risk and captures benefits through industry cycles

Operate – Build – Transact strategy should result in meaningful cumulative cash flow before discretionary uses

Dynegy has the potential to generate ~35% of its current equity market cap in cumulative annual cash flow over ~5 years

Appendix

1984
Natural Gas Clearinghouse
(NGC) founded following
deregulation of natural gas
pipeline industry

1996
NGC merges with
natural gas unit of
Chevron, in exchange
for stake ~30% stake
in NGC

1997
NGC acquires Dow Chemical
subsidiary Destec Energy,
which includes interest in 20
power plants

1998
NGC changes
name to
Dynegy

2000
Dynegy completes
merger with Illinova,
parent company to
Illinois Power
(regulated utility)

2002
Dynegy exits energy trading business following
market distress of Enron’s collapse

Bruce Williamson named President & CEO

Dynegy initiates self-restructuring plan focused on
financial, strategic and governance issues

2004
Dynegy sells Illinois
Power and retains
power generation assets
in Illinois

From Clearing House to IPP

2005
Dynegy sells its
Midstream Services
business

2006
Dynegy completes
extensive, multi-year self-
restructuring initiative

2007
Dynegy closes deal with
independent power producer
LS Power, increasing generation
portfolio to about 20,000 megawatts

Chevron sells its remaining
ownership in Dynegy

2008 Cash Flow Estimates

(180)

(215)

(215)

  CapEx – Environmental

10

10

Add Back: Illinois Rate Relief

—

25

Add Back: 2007 Deferred Payments

$ 135 – 235

$ 100 – 200

(195)

$ 510 – 610

2008 TOTAL

$200 – 300

$ 250 – 350

(195)

$ 585 – 685

Prior Estimate (1)

Free Cash Flow – Core Operating Business

Free Cash Flow

(20)

(175)

  CapEx – Maintenance

GAAP ICF:

$ (585) – (575)

$ 1,095 – 1,185

GAAP OCF estimates as of 2/27/08

Other / CRM

Generation

Based on price curves as of January 29, 2008 ($MM)

Note:  2008 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 01/29/08. Actual results may vary materially from these estimates based on changes in commodity prices, and other charges, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.

1) Prior Estimate based on previous definition of Free Cash Flow, as presented in December 2007.

As presented February 27, 2008

2008 Earnings Estimates

$ 110 – 170

Net Income – GAAP

(380)

(10)

(370)

(55)

(105)

(210)

Depreciation and Amortization

$800 - 850

Midwest

$165 - 185

West

$180 - 200

Northeast

$0.13 – 0.20

Basic EPS

(70) – (110)

Tax Expense

(430)

Interest

$990 - $1,090

$(155) – (145)

$1,145 - $1,235

EBITDA estimates as of 2/27/08

2008 TOTAL

Other/CRM

Total Gen

Based on price curves as of January 29, 2008 ($MM)

Note: 2008 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 01/29/08. Actual results may vary materially from these estimates based on changes in commodity prices, and other charges, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Reduced
          2008 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could also result in impairment charges.

Northeast region EBITDA includes:

~$50 million lease expense related to Central Hudson lease obligation

~$50 million non-cash amortization of ConEd contract

Other includes general & administrative costs of ~ $175 million, primarily offset by interest income

Earnings may be volatile as many forward sales commitments are marked to market, which may create differences between EBITDA and timing of cash received

Assumed 39% tax rate

As presented February 27, 2008

Midwest Generation

Regional Market Drivers

MISO – Outright power price for uncontracted baseload
volumes, and spark spread for uncontracted gas-fired
peaking units

PJM – Spark spread for uncontracted gas-fired combined
cycle units

Capacity markets – MISO capacity sold under bilateral
agreements; PJM capacity sold in forward auctions for
three years

Regional Highlights

Bilateral & tolling agreements and financial forward sales

Illinois auction – receive approximately $65/MWh

Up to 1,200 MW expiring 5/2008 (~50% load factor)

Up to 200 MW expiring 5/2009 (~50% load factor)

100% of coal supply contracted through 2010; 2008
contracted at a fixed price

100% of rail contracted at a fixed price through 2013

Avg. Spark Spread (CIN vs TCO APP @ 7HR) $7.14

$1.39/MMBtu

Delivered PRB Coal (Baldwin)

$2.45

PJM - RTO

0% - 10%

Peaking

10% - 20%

CC

80% - 90%

Baseload

Annual Average

Capacity
Factors

$81.42

PJM West

$66.45

CIN Hub

Power Prices

(Average on peak
prices $/MWh)

$2.45

PJM - MAAC+APS

MISO

10,000 – 12,000

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals (1)         2008

Plum Point construction – completion expected 2010

$1.00 - $2.00

Average

Capacity Price

(KW-Mo)

$8.47/MMBtu

Delivered Natural Gas (TCO APP)

10,000 – 11,000

Fleet Heat
Rate (2)

(Nameplate
Btu/KWh)

26.5

Volumes (MM MWh)

(1) Pricing and spreads as of January 29, 2008. Prices reflect actual day ahead on-peak settlement prices for January 1, 2008 through January 29, 2008, and quoted forward on-peak monthly prices for January 30, 2008 through December 31, 2008. (2) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08

Contract Strategy Offers Advantages

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

$3.00

$3.50

Midwest region coal fleet burns
100% Powder River Basin (PRB) coal

PRB is a low sulfur emitting fuel

Midwest fleet coal supply is 100%
contracted through 2010

Coal contracts are subject to price re-
openers effective 2009

Significant portion of price re-openers
are capped

2008 delivered coal price to Baldwin is
$1.39/MMbtu

100% of rail contracted at fixed price
through 2013

Dynegy’s locked-in term contracts for coal and rail offer a
competitive advantage for Midwest coal fleet as prices rise

Market Coal Prices ($/MMBtu)

Dynegy’s Coal Contracts

Source: Platts, NYMEX

Power River Basin Coal

Eastern Coal

West Generation

Regional Market Drivers

Spark spread for uncontracted gas-fired combined
cycle and peaking units, and ancillary services

California has no formal capacity auction market;
greater demand is expected for capacity in 2009 as
utilities will have reduced Resource Adequacy
requirements

Regional Highlights

Includes RMR contracts, tolling agreements, and
financial forward sales contracts

Fuel price risk generally passed through on hedges
and tolling agreements or purchased as needed at
index-related prices

0% - 20%

Peaking

30% - 60%

CC

n/a

Baseload

Annual

Average

Capacity Factors

Avg. Spark Spread (NP15 vs PG&E @ 7HR)

$20.54

$73.10

Palo Verde

$79.94

NP-15

Power Prices

(Average on-peak

prices $/MWh)

System RA         $0.50 - $1.50

9,500 – 10,500

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals (1)                 2008

Sandy Creek construction – completion expected 2012

Avg. Capacity
Price (KW-Mo)

$8.48/MMBtu

Delivered Natural Gas  (PG&E)

n/a

Fleet Heat

Rate

(2)

(Nameplate, Btu/KWh)

12.1

Volumes (MM MWh)

(1) Pricing and spreads as of January 29, 2008. Prices reflect actual day ahead on-peak settlement prices for January 1, 2008 through January 29, 2008, and quoted forward on-peak monthly prices for January 30, 2008 through December 31, 2008. (2) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

Northeast Generation

Regional Market Drivers

NYISO – Spark spread for uncontracted combined

cycle gas and fuel oil units, and outright power price for

uncontracted baseload coal volumes

ISO-NE – Spark spread for uncontracted combined

cycle gas units

New England – formal capacity market auction for

2010/2011 capacity occurred in February 2008

Regional Highlights

Includes bilateral capacity agreements and

financial forward sales contracts

Operating expense includes $50 million of Central

Hudson lease expense, and operating cash flow

includes cash lease payments of $144 million in 2008

EBITDA will include approximately $50 million net

earnings from ConEd contract; however, operating

cash flow will include cash receipt of approximately

$100 million in 2008

100% of coal supply contracted at a fixed price
through 2008

$9.27/MMBtu

Delivered Natural Gas  (TETCO-M3)

$3.45

$2.50

0% - 10%

30% - 50%

80% - 90%

Peaking

$23.36

Gas (Mass Hub vs TET M3 @ 7HR)

($34.92)

Fuel Oil (NY-G vs #6 Oil @10.5HR)

Avg.

Spark

Spread

CC

Baseload

Annual

Average

Capacity

Factors

$3.20/MMBtu

$12.06/MMBtu

SA Coal

$88.22

Mass Hub

$71.12

NY Zone A

$97.74

NY Zone G

Power Prices

(Average on peak

prices $/MWh)

New England

NYISO

9,500 – 10,500

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals (1)            2008

Average

Capacity Price

(KW-Mo)

Fuel Oil #6

Delivered Fuel

10,000 – 11,000

Fleet Heat

Rate (2)

(Nameplate,

Btu/KWh)

10.0

Volumes (MM MWh)

(1) Pricing and spreads as of January 29, 2008. Prices reflect actual day ahead on-peak settlement prices for January 1, 2008 through January 29, 2008, and quoted forward on-peak monthly prices for January 30, 2008 through December 31, 2008. (2) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

Anticipated Capital Expenditures (2008 – 2012)

$ 290

$ 405

$ 590

$ 615

$ 675

TOTAL

-

-

10

30

45

Discretionary Investment (target IRR 15% or more)

-

-

110

110

220

Development (Plum Point) (1)

100

185

225

265

215

Environmental

$ 190

$ 220

$ 245

$ 210

$ 195

Maintenance

2012

2011

2010

2009

2008

($MM)

Maintenance for a CCGT facility is primarily based on run-time, assumed to occur approximately every 24,000 run hours

Costs may vary depending on unit size, equipment, age and other operating factors

Over a 5.5 year period, assuming a 50% capacity factor, total maintenance costs for our CCGT fleet are estimated at $250 MM

Environmental includes Consent Decree, mercury reduction, marine life barriers and NOx / SO2 control equipment

Development fleet currently consists of Plum Point, which is scheduled to become operational in 2010; 100% of total Plum Point project cost is debt financed

Discretionary Investment includes projects designed to increase available capacity or lower facility heat rate, which should improve market availability

Projects include replacing/updating technology such as upgrading steam turbines on existing units to improve output and plant heat rate; in some cases, such projects may require environmental permits

(1) Plum Point is consolidated and fully financed on a non-recourse basis. Although Sandy Creek is under construction, it is not included in the development capex as Sandy Creek is not consolidated. Sandy Creek will also be fully financed on a non-recourse basis.

As presented February 27, 2008

Significant Environmental Progress

On target to further reduce emissions in the Midwest

Major Assumptions

Estimate of remaining spend is $850 – $900 million
for a total investment of $940 – $990 million

Approximately 25% of remaining costs are firm

Labor and material prices are assumed to escalate
at 4% annually

All projects include installing baghouses and
scrubbers with the exception of Hennepin and
Vermilion, which have baghouses only

Labor

56%

Rental Equipment
& Other 8%

Cost Composition

Materials

36%

2008

2010

2009

2011

2012

2007

Vermilion

Hennepin

Baldwin 3

Baldwin 1

Baldwin 2

Havana

As presented February 27, 2008

EBITDA Sensitivity to Natural Gas

Sensitivities based on full-year estimates and assume natural gas price change occurs for the entire year and entire portfolio

On-peak power prices are adjusted by holding the spark spread constant to a 7,000 Btu/KWh heat rate

Off-peak prices are adjusted holding the market implied heat rate constant

MTM accounting treatment will cause differences between EBITDA and timing of cash received

Estimates exclude potential changes in portfolio value associated with contracts beyond 2008

Note: Uncontracted portfolio assumed for illustrative purposes only.

Natural gas sensitivity primarily impacts baseload coal-fired generation

$(280)

- $2.00

$(60)

- $2.00

$(145)

- $1.00

$(30)

- $1.00

$165

+ $1.00

$50

+ $1.00

$320

+ $2.00

$100

+ $2.00

Generation EBITDA
Sensitivity ($MM)

Change in Cost of Natural Gas
($/MMBtu)

Generation EBITDA
Sensitivity ($MM)

Change in Cost of Natural Gas
($/MMBtu)

Long-Term: Uncontracted

2008: Includes contracts as of 10/30/07

As presented December 2007

$(50)

$60

$120

TOTAL

$(30)

$40

$80

Natural Gas

Coal/Fuel Oil

$(20)

- 500

$20

+ 500

$40

+ 1,000

Generation EBITDA Sensitivity ($MM)

Market Implied
Heat Rate
Movement
(Btu/KWh)

2008: Includes contracts as of 10/30/07

$(135)

$175

$350

TOTAL

$(90)

$110

$225

Natural Gas

Coal/Fuel Oil

$(45)

- 500

$65

+ 500

$125

+ 1,000

Generation EBITDA Sensitivity ($MM)

Market Implied
Heat Rate
Movement
(Btu/KWh)

Long-Term: Uncontracted

Sensitivities based on “on-peak” power price changes and full-year estimates

Assumes constant natural gas price of $8.25/MMBtu(1) and heat rate changes are for a full year

Increased run-time will result in increased maintenance costs, which are expected to be largely offset by improved earnings

EBITDA Sensitivity to Market Implied Heat Rates

Market implied heat rates sensitivities impact entire operating fleet

Note: Spark spread value changes depend on natural gas price assumptions. Uncontracted portfolio assumed for illustrative purposes only.  (1) Represents average natural gas prices as of 10/30/07.

As presented December 2007

Market Recovery Outlook (1)

$3.00

N/A

N/A

Avg Colombian Coal ($/MMBtu)

Peaking

CC

Baseload

Fuel Oil ($/MMBtu)

Natural Gas ($/MMBtu) Henry Hub

PRB Coal ($/MMBtu)

0%-10%

20%-30%

0%-10%

40%-50%

60%-70%

20%-30%

80%-90%

N/A

80%-90%

Average
Capacity Factors

$10.40

N/A

N/A

~$8.25

~$8.25

~$8.25

N/A

N/A

$1.39

Fuel

9.90

10.40

9.70

Average Market-Implied Heat Rate (MMBtu/MWh)

12.3

17.1

29.1

Volumes (MM MWh)

Northeast

West

Midwest

(1) Dynegy’s Market Recovery Outlook and related estimates are as presented in December 2007 and provided solely as a reference point intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this Market
       Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

(2) Represents uncontracted volumes.

(3) Excludes ConEd capacity contracted on Independence. Approximately 75% of the facility’s capacity is obligated under a capacity sales agreement, which is effective through 2014.
       Revenues from this agreement are largely fixed at approximately $100MM/year, or approximately $11.20/KW-Mo.

NE

MISO

RTO

MAAC+APS

$3-$4

580

$3-$4

3,165

PJM

Midwest

$2-$3

4,619

$4-$5

1,067

Northeast

West

Capacity Revenues

$4-$5

1,958

NYISO (3)

165

Locational RA

14,083

TOTAL

$2-$3

2,529

System  RA

Price ($/kW-mo)

Dynegy MWs Available (2)

EBITDA        +/- $1,800 MM

Core FCF        +/- $600 MM

As presented December 2007

Recent Transactions Capture Market Trends

2010/2011

2009/2010

2008/2009

2007/2008

Auction
Year

$ 174

~2,800

$ 191

~500

$ 102

~2,300

$ 112

~1,900

$ 41

~1,100

Auction
Price
(~$/MW-day)

DYN MW
cleared

Participated in PJM Capacity
Auctions

Dynegy continues to commercialize around our operating assets to take advantage of market opportunities

Participate as capacity markets continue to develop

Proactively secure future revenue streams based on attractive pricing

ISO-NE first Forward
Capacity Market (FCM)
auction for 2010/2011

Minimum clearing price
$148/MW-day; effective
price expected to be ~95%
of clearing price

Dynegy cleared ~1,000 MW
in the New England market

Capitalized on market
opportunities by securing
long-term contracts on
Arizona plants

Deals capture significant portion
of the annual value of the plants

Arlington Valley – 10 year
agreement beginning in 2010
for Summer only

Griffith – 10 year agreement
beginning in 2008 for Summer
only

Results contribute to achieving Dynegy’s expected average annual growth of ~15%

Midwest

West

Northeast

Development Detail

Consolidated

140

21%

665

Plum Point

Equity Investment

337

37%

898

Sandy Creek

% Owned by Dynegy

Equivalent MW
Owned by Dynegy

Financial Statement
Impact

Total MW

Construction Projects

Development JV

Dynegy does not consolidate the joint venture as we are not the primary beneficiary of the earnings and losses of the JV

We record our proportionate share of earnings and losses in earnings from unconsolidated subsidiaries on our financial statements

Several thousand megawatts of greenfield & brownfield opportunities

Variety of geographic locations & fuel types: gas, coal, renewables

Opportunities for building or value capture through project monetization

Plum Point

Plum Point Energy Associates (PPEA) owns 57% interest in the Plum Point Energy Station

Dynegy owns 37% of the equity in PPEA

Approximately 60% of the economic value of PPEA is owned by Dynegy as a result of the contract structure of the project

As the primary beneficiary of the earnings and losses, Dynegy consolidates 100% of PPEA in our financial statements

We record minority interest for the share that we do not own

Output fully contracted

Sandy Creek

Sandy Creek Holdings owns 75% of the Sandy Creek Energy Station

Dynegy owns 50% of Sandy Creek Holdings

Dynegy does not consolidate Sandy Creek as we are not the primary beneficiary of the earnings and losses on the project

We record our proportionate share of earnings and losses in earnings from unconsolidated subsidiaries on our financial statements

Development Opportunities

Portfolio of projects is dynamic and changes over time

Portfolio of greenfield projects in various stages of development

Brownfield projects are expected to have lower costs and shorter development time compared to greenfield projects

Current development portfolio includes renewables, natural gas and coal projects

Geographically diverse portfolio

Note: Cost development and construction schedules are based on various trade publications and are intended solely as estimates. Others’ cost development and construction schedule estimates and actual cost and construction schedules of specific projects may vary materially from these estimates. CO2 capture technology currently unavailable.

Lead-Time for Generation Project Development & Construction

Wind

Gas

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16 years

Timeframe

Solar

Coal

Nuclear

– OR –

Advanced development
portfolio has time cycle
advantage for building
new capacity

$550 – 900/KW

$800 – 1,200/KW

$3,000 – 4,200/KW

$3,800 – 4,900/KW

Development lead-time
ranges include the complete
development cycle: siting,
permitting, engineering and
construction. $/KW includes
estimated financing costs.

$4,600 – 6,800/KW

$8,000 – 12,000/KW

Concentrate

Photovoltaic

Simple Cycle

Pulverized Super Critical

IGCC & IGCC with CO2 capture

Combined Cycle

$2,000 – 2,200/KW

$4,900 –
6,000/KW

Regional and national
delays will drive up the
value of Dynegy’s
existing operating assets

Debt Maturity Profile ($ MM)

$45

$58

$63

$570

$1,005

$4

$555

$3,095

$578

0

500

1,000

1,500

2,000

2,500

3,000

3,500

2008

2009

2010

2011

2012

2013

2014

2015

2016+

On balance sheet debt profile = $6.0 B

Note: Annual maturities reflect par value debt obligations outstanding as of 12/31/07. Debt as of 12/31/07 excludes $1,150 MM of revolving credit facility due 2012 as it is expected to be undrawn. Central Hudson lease obligations are not included as debt. (1) 2013 includes an $850 million Letter of Credit Facility that is offset by restricted cash.

(1)

12/31/07

Debt & Other Obligations Capital Structure – 12/31/07

Dynegy Power Corp.

Central Hudson(2)                                 $770

Dynegy Holdings Inc.

$1,150 Million Revolver(1)                  $0

Term L/C Facility                                          $850

Tranche B Term                                               $70

Sr. Unsec. Notes/Debentures  $4,047

Sub.Cap.Inc.Sec (“SKIS”)                  $200

Secured = $920

Key:

Secured Non-Recourse = $806

Unsecured = $5,017

Dynegy Inc..

Senior Debentures      $388

Plum Point Energy Assoc.

PP 1st Lien                                  $318

Tax Exempt                                  100

Gross Debt                                 $418

Restricted Cash                        54

Total, Net Debt                        $364

(1) Represents drawn amounts under the revolver. (2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis. (3) Restricted cash includes $850MM related to the Synthetic Letter of Credit facility, $323MM for Sandy Creek Letter of Credit which is used in lieu of cash on hand and $54MM related to Plum Point.

($ MM)

Sithe Energies

364

Less: Net Non-recourse Project Debt, under construction

$4,418

Net Debt

$5,188

Net Debt and Other Obligations

770

Less: Central Hudson Lease Obligation

1,227

Less: Restricted cash

(3)

$4,054

Net Debt associated with Operating Assets

328

Less: Cash on hand

$6,743

Total Obligations

12/31/07

($ Million)

Reconciliations –
Gross Margin, EBITDA and Net Income ($MM)

GEN-WE

GEN-MW

GEN-NE

Total GEN

Other/CRM

Total

EBITDA

439

682

209

1,330

(110)

1,220

Less: Depreciation expense

(330)

Less: Interest expense

(384)

Less: Income tax expense

(242)

Net income

264

$

GEN-WE

GEN-MW

GEN-NE

Total GEN

Other/CRM

Total

EBITDA

175

825

190

1,190

(150)

1,040

Less: Depreciation expense

(380)

Less: Interest expense

(430)

Less: Income tax expense

(90)

Net income

140

$

Reconciliation of Gross Margin and EBITDA

Year Ending 12/31/08

Year Ending 12/31/07

EBITDA

$       1,220

Legal and settlement, net

             36

Illinois rate relief

             25

Purchasing accounting adjustments

           (31)

Discontinued Operations

         (239)

Gains on sale - Portion of interest in Plum

Point & Sandy Creek

           (49)

Minority interest of change in fair value of

interest rate swaps

               9

Core Business EBITDA

$          971

Reconciliation of 2007 Core Business EBITDA

(1) Dynegy’s Market Recovery Outlook and related estimates are as presented in December 2007 and provided solely as a reference point intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this Market
Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

Total

EBITDA

1,800

Less: Depreciation expense

(530)

Less: Interest expense

(470)

Less: Income tax expense

(265)

Net income

535

$

Market Recovery Outlook (1)

Reconciliation – Free Cash Flow ($MM)

(1) Dynegy’s Market Recovery Outlook and related estimates are as presented in December 2007 and provided solely as a reference point intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this Market
Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

Market Recovery

Outlook

GEN

Other

Total

GEN

Other

Total

Operating Cash Flows

934

$

(593)

$

341

$

1,140

$

(580)

$

560

$

880

$

CapEx - Maintenance & Environmental

(203)

(15)

(218)

(390)

(20)

(410)

(280)

Free Cash Flow

123

150

600

Plus: Illinois rate relief / Legal settlements

21

10

-

Plus: Cash taxes on asset sales

8

-

-

Plus: Deferred Legal Payments

-

25

-

Plus: Plum Point Interest

3

-

-

Free Cash Flow - Core Operating Business

155

$

185

$

600

$

Reconciliation of Free Cash Flow and Free Cash Flow - Core Operating Business

Year Ending 12/31/07

Year Ending 12/31/08

(1)

Generation Assets – Midwest & Northeast

Net

Primary

Dispatch

Region/Facility

(1)

Location

Capacity

(2)

Fuel Type

Type

Region

MIDWEST

Baldwin

Baldwin, IL

1,800

Coal

Baseload

MISO

Havana

Units 1-5

Havana, IL

228

Oil

Peaking

MISO

Unit 6

Havana, IL

441

Coal

Baseload

MISO

Hennepin

Hennepin, IL

293

Coal

Baseload

MISO

Oglesby

Oglesby, IL

63

Gas

Peaking

MISO

Stallings

Stallings, IL

89

Gas

Peaking

MISO

Tilton

Tilton, IL

188

Gas

Peaking

MISO

Vermilion

Units 1-2

Oakwood, IL

164

Coal/Gas

Baseload

MISO

Unit 3

Oakwood, IL

12

Oil

Peaking

MISO

Wood River

Units 1-3

Alton, IL

119

Gas

Peaking

MISO

Units 4-5

Alton, IL

446

Coal

Baseload

MISO

Kendall

Minooka, IL

1,200

Gas - CCGT

Intermediate

PJM

Ontelaunee

Ontelaunee Township, PA

580

Gas - CCGT

Intermediate

PJM

Rocky Road

(3)

East Dundee, IL

330

Gas

Peaking

PJM

Riverside/Foothills

Louisa, KY

960

Gas

Peaking

PJM

Rolling Hills

Wilkesville, OH

965

Gas

Peaking

PJM

Renaissance

Carson City, MI

776

Gas

Peaking

MISO

Plum Point

(4)

Osceola, AR

140

Coal

Baseload

SERC

Bluegrass

Oldham County, KY

576

Gas

Peaking

SERC

Midwest Combined

9,370

NORTHEAST

Independence

Scriba, NY

1,064

Gas - CCGT

Intermediate

NYISO

Roseton

(5)

Newburgh, NY

1,185

Gas/Oil

Peaking

NYISO

Bridgeport

Bridgeport, CT

527

Gas - CCGT

Intermediate

ISO-NE

Casco Bay

Veazie, ME

540

Gas - CCGT

Intermediate

ISO-NE

Danskammer

Units 1-2

Newburgh, NY

123

Gas/Oil

Peaking

NYISO

Units 3-4

(5)

Newburgh, NY

370

Coal/Gas

Baseload

NYISO

Northeast Combined

3,809

Generation Assets – West & Notes

WEST

Moss Landing

Units 1-2

Monterrey County, CA

1,020

Gas - CCGT

Intermediate

CAISO

Units 6-7

Monterrey County, CA

1,509

Gas

Peaking

CAISO

Morro Bay

(6)

Morro Bay, CA

650

Gas

Peaking

CAISO

South Bay

Chula Vista, CA

706

Gas

Peaking

CAISO

Oakland

Oakland, CA

165

Oil

Peaking

CAISO

Arlington Valley

Arlington, AZ

585

Gas - CCGT

Intermediate

WAPA

Griffith

Golden Valley, AZ

558

Gas - CCGT

Intermediate

WAPA

Heard County

Heard County, GA

539

Gas

Peaking

SERC

Black Mountain

(7)

Las Vegas, NV

43

Gas

Baseload

WECC

Sandy Creek

(8)

Waco, TX

337

Coal

Baseload

ERCOT

West Combined

6,112

TOTAL DYNEGY GENERATION

19,291

(8) Under construction. The DYN/LS Power Group joint venture owns 75% of this facility. DYN owns a 50% interest in the joint venture and the remaining 50% interest is held by LS Power Group.  Total generating capacity of this facility is 900MW.

Together, DYN and LS Power Group own 75% of this facility.

(7) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.

(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100%
                interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.

(2) Unit capabilities are based on winter capacity.

(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in 2001.  Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008, $141 MM in 2009,

$95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.

(4) Under construction.  Represents net 21% ownership.

(3) Excludes 28 MW for Unit 3, which is not available during cold weather due to winterization requirements.

(6) Represents operating capacity of units 3 and 4.  Units 1 and 2, with a combined net generating capacity of 352 MW, are currently in layup status and out of operation.